SUPPLEMENT DATED FEBRUARY 9, 2009
TO

PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE,

AND PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT OPTIMA, NEW YORK KEYPORT ADVISOR OPTIMA,
NEW YORK KEYPORT VISTA AND NEW YORK KEYPORT ADVISOR CHARTER

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

On May 1, 2009, the name of the following investment option will be changed to:

Old Name	New Name

AllianceBernstein Global Technology Portfolio	AllianceBernstein Global Thematic Growth Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

KBL (NY) AllianceBernstein Supplement                                         2/09